EXHIBIT 99.1

SLIDE PRESENTATION

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc.
4th Quarter & Year End 2010
Earnings Webcast

 This presentation, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 – Annualized return on average tangible common equity excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. Annualized return on average tangible equity provides a method to assess management’s success in utilizing the company’s tangible common capital.
 – Tangible book value excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.
 – Adjusted net income excludes the effects of certain gains and losses adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.
 – Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
 Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.
Non-GAAP Financial Measures
Safe Harbor Regarding Forward Looking Statements
 This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,”
“pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations, as well as its business and operations following the completion of transactions described in this presentation, are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-
looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National
Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in
National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Executing the Strategic Plan
● Asset quality continues to improve
● Fundamentals remain strong
● Strong capital levels further enhanced
● Strategic initiatives achieved
 – Divestiture of Christiana Bank & Trust Company -
 December 3, 2010
 – Completion of Warburg Pincus LLC investment
 transaction - January 7, 2011

($000s except per share data)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
Net income (loss) available to common shareholders	$ 6,637	$ 10,301	$ (5,544)	$ 1,921	$ (283,294)
After-tax adjustments:					
Pension curtailment gain				(2,643)	
FV mark on trust preferred securities	1,332	1,694	(1,003)	4,720	(2,385)
Goodwill impairment			8,250		275,000
Securities losses/ OTTI/ CDO sale					1,219
Loss on sale of SNC loan portfolio					3,921
Gain on sale of wealth unit					(797)
SERP accrual					1,300
Tax expense - Christiana / BOLI	5,486		8,081		
Adjusted net income (loss)	$ 13,455	$ 11,995	$ 9,784	$ 3,998	$ (5,036)
Diluted earnings (loss) per common share	$ 0.05	$ 0.08	$ (0.04)	$ 0.02	$ (2.25)
After-tax adjustments:					
Pension curtailment gain				(0.02)	
FV mark on trust preferred securities	0.01	0.01	(0.01)	0.03	(0.02)
Goodwill impairment			0.07		2.19
Securities losses/ OTTI/ CDO sale					0.01
Loss on sale of SNC loan portfolio					0.03
Gain on sale of wealth unit					(0.01)
SERP accrual					0.01
Tax expense - Christiana / BOLI	0.04		0.06		
Adjusted diluted earnings (loss) per share	$ 0.10	$ 0.09	$ 0.08	$ 0.03	$ (0.04)

NATIONAL PENN

Quarterly Adjusted Earnings Analysis

($000s except per share data)	YTD 2010	YTD 2009
Net income (loss) available to common shareholders	$ 13,316	$ (356,379)
After-tax adjustments:		
Tax expense - Christiana / BOLI	13,567	
Pension curtailment gain	(2,643)	
FV mark on trust preferred securities	6,743	2,878
Goodwill impairment	8,250	275,000
Securities losses/ OTTI/ CDO sale		66,164
Other adjustments		6,670
Adjusted net income (loss)	$ 39,233	$ (5,667)
Diluted earnings (loss) per common share	$ 0.10	$ (3.61)
After-tax adjustments:		
Tax expense - Christiana / BOLI	0.11	
Pension curtailment gain	(0.02)	
FV mark on trust preferred securities	0.05	0.03
Goodwill impairment	0.06	2.78
Securities losses/ OTTI/ CDO sale		0.67
Other adjustments		0.06
Adjusted diluted earnings (loss) per share	$ 0.30	$ (0.06)

NATIONAL PENN

Full Year Adjusted Earnings Analysis

3.60%
3.45%
3.30%
3.15%
3.00%
3.43%
3.42%
Q4 2010
Q3 2010
3.60%
3.45%
3.30%
3.15%
3.00%
3.45%
3.18%
YTD 2010
YTD 2009

NATIONAL PENN

Net Interest Margin
(Taxable Equivalent)

($000s)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	YTD 2010	YTD 2009
Banking - Deposits	$ 9,942	$ 9,967	$10,060	$ 9,499	$10,378	$ 39,468	$ 40,180
Banking - Mortgages	2,590	2,424	1,231	1,153	1,337	7,398	8,475
Banking - Other	2,835	3,196	4,802	4,245	6,170	15,078	19,069
Wealth	6,917	6,997	7,238	7,101	7,406	28,253	28,923
Insurance	3,423	3,499	3,639	3,771	3,970	14,332	15,714
Subtotal - Core Non-interest Income	$25,707	$26,083	$26,970	$25,769	$29,261	$ 104,529	$ 112,361
Pension curtailment gain				4,066		4,066	
Securities losses/ Impairment/ CDO loss					(1,876)		(104,648)
Gain (Loss) on NP Trust Preferred Securities	(2,049)	(2,606)	1,543	(7,261)	3,669	(10,373)	(4,427)
(Loss) on sale of SNC loans					(6,032)		(6,032)
Gain on sale of wealth unit					1,226		1,226
Total Non-Interest Income (Loss)	$23,658	$23,477	$28,513	$22,574	$26,248	$ 98,222	$ (1,520)

NATIONAL PENN

Non-Interest Income

($000s)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	YTD 2010	YTD 2009
Total Non-Interest Expense	$ 59,493	$57,965	$ 66,563	$57,657	$337,119	$ 241,676	$508,616
Goodwill Impairment			8,250		275,000	8,250	275,000
FDIC Special Assessment							4,625
Insurance Recovery							(4,028)
SERP accrual					2,000		2,000
Core Non-Interest Expense	$ 59,493	$57,965	$ 58,313	$57,657	$ 60,119	$ 233,426	$231,019
Net Interest Income [1]	$ 72,849	$72,985	$ 74,055	$72,727	$ 73,007	$ 292,615	$275,192
Core Non-Interest Income	$ 25,707	$26,083	$ 26,970	$25,769	$ 29,261	$ 104,529	$112,361
Core Revenue	$ 98,556	$99,068	$101,025	$98,496	$102,268	$ 397,144	$387,553
Core Efficiency Ratio [2]	60.36%	58.51%	57.72%	58.54%	58.79%	58.78%	59.61%

[1] Taxable equivalent

[2] Core Non-Interest Expense as a percentage of Core Revenue

NATIONAL PENN

Non-Interest Expense

12/31/2010	Pro Forma for Warburg Investment	Pro Forma for Warburg Investment & Potential TARP Repayment[1]	Median of Nat Penn's Proxy Peers[2]
Tang. Comm. Equity / Tang. Assets	8.3%	9.2%	9.3%	7.4%
Tier I Leverage Ratio	10.6%	11.5%	9.9%	9.5%
Tier I Risk-Based Capital Ratio	16.1%	17.6%	15.0%	12.4%
Tier I Common Ratio	11.1%	12.6%	12.6%	9.7%
Total Risk-Based Capital Ratio	17.4%	18.8%	16.3%	14.6%

NATIONAL PENN

(1) Does not assume repurchase of the 735,294 outstanding warrants, valued at approximately $1.0 million based on a binomial valuation
(2) Peer data as of 9/30/2010
Pro Forma Capital Ratios

($000s)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
ALLL Balance - Beginning of Period	$ 153,475	$ 154,039	$ 153,850	$ 146,271	$ 125,490
Loans Charged Off	(22,456)	(23,306)	(27,316)	(27,482)	(28,524)
Recoveries on Charged Off Loans	2,443	2,742	2,505	2,561	2,305
Christiana Divestiture	(908)				
Provision for Loan Losses	17,500	20,000	25,000	32,500	47,000
ALLL Balance - End of Period	$ 150,054	$ 153,475	$ 154,039	$ 153,850	$ 146,271
Total Loans Outstanding	$ 5,326,723	$ 5,641,830	$ 5,756,235	$ 5,915,219	$ 6,024,500
ALLL as a % of Loans	2.82%	2.72%	2.68%	2.60%	2.43%
Peer ALLL as a % of Loans		2.16%	2.02%	2.01%	1.93%
Non-Performing Loans (incl. 90 DPD)	83,864	94,431	99,196	120,368	125,786
Non-Performing Loans as a % of Loans	1.57%	1.67%	1.72%	2.03%	2.09%
Peer NPLs as a % of Loans		3.90%	3.36%	3.25%	3.08%
ALLL as a % of Non-Performing Loans	179%	163%	155%	128%	116%
Peer ALLL as a % of NPLs		55%	60%	68%	69%

Peer Group as disclosed in NPBC Proxy Statement filed in April, 2009.

NATIONAL PENN

Asset Quality Statistics

$600,000
$560,000
$520,000
$480,000
$440,000
$400,000
$501,485
$532,048
$512,628
$498,631
$479,336
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

NATIONAL PENN

Note: Classified loans consist of loans risk rated substandard, doubtful, or loss. As such classified loans include non-performing loans.
Classified Loans
($000s)

$160,000
$135,000
$110,000
$85,000
$60,000
$35,000
$10,000
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Non-Performing Loans
Net Charge-offs

NATIONAL PENN

Non-Performing Loans and Charge-offs
($000s)

($ in thousands)	Balance 12/31/10	% of Loans	Classified /Loans	Non-Performing Loans/Loans	2010 Net Charge-Offs /Avg Loans	Total Past Dues /Loans
Commercial	2,424,523	46%	12.30%	1.41%	0.78%	0.22%
CRE-Permanent	768,988	14%	9.32%	2.32%	0.75%	0.45%
CRE-Construction	281,056	5%	30.46%	6.90%	11.60%	1.27%
Home Equity and Direct	745,124	14%	0.40%	0.39%	0.44%	0.70%
Private Banking	150,811	3%	6.36%	0.25%	1.71%	0.02%
Indirect	131,416	2%	0.12%	0.12%	1.24%	1.06%
Residential Mortgage	765,414	14%	0.76%	0.76%	1.86%	0.88%
Leasing/Other	59,391	1%	8.81%	5.22%	1.66%	3.60%
Total	5,326,723	100%	9.00%	1.57%	1.57%	0.52%

NATIONAL PENN

Loan Risk Profile
December 31, 2010

8%
8%
0%
1%
5%
78%
Southeastern
Northeastern
Central
Western
DE, NJ, &NY
Other

12%
2%
0%
7%
0%
79%
Southeastern
Northeastern
Central
Western
DE, NJ, &NY
Other

NATIONAL PENN

Non-Performing Assets
Gross Charge Offs
Non-Performing Assets and
Gross Charge-offs by Geographic Region
December 31, 2010

Strategic Focuses
● Continued profitability improvement
● Maintaining solid fundamental performance
● Further improving asset quality
● Accelerating TARP repayment
● Strong balance sheet from which to grow